UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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HC CAPITAL TRUST

(Name of Registrant as Specified In Its Charter)

Laura Anne Corsell, Esq.
Montgomery, McCracken, Walker & Rhoads LLP
123 South Broad Street
Avenue of the Arts
Philadelphia, PA 19109

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November 1, 2010

To Shareholders of the HC Capital Trust:

A special meeting (the “Special Meeting”) of shareholders of The Core Fixed Income Portfolio (the “Portfolio”) (formerly The Fixed Income II Portfolio) of the HC Capital Trust (the “Trust”) will be held on November 30, 2010. At the Special Meeting, shareholders of the Portfolio will be asked to consider and vote upon important matters relating to the portfolio management services provided to the Portfolio.

While you are welcome to join us at the Special Meeting, we anticipate that most shareholders will, by completing the proxy card enclosed with the Proxy Statement, instruct us to cast votes on their behalf. The proxy card may be completed by checking the appropriate box voting for or against the proposals described in the Proxy Statement. If a signed proxy card is returned, but no instructions are specified, your shares will be voted in accordance with the recommendations of the Board of Trustees of the Trust.

Whether or not you plan to attend the Special Meeting, we need your vote. If you are voting by mail, please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. The proxy card contains instructions on how to cast your vote by telephone or via the Internet.

We encourage you to read the accompanying Proxy Statement thoroughly. To assist you in this, we have prepared a brief “Question and Answer Summary” which is included in this Proxy Statement.

As always, we thank you for your confidence and support.

Sincerely yours,

Robert J. Zion
Vice President & Treasurer
HC Capital Trust

HC CAPITAL TRUST
Five Tower Bridge, 300 Barr Harbor Drive, Suite 500
West Conshohocken, Pennsylvania 19428

Question and Answer Summary

HC Capital Solutions (the “Adviser”) serves as the investment adviser to the HC Capital Trust (the “Trust”). The Trust is designed primarily to serve as a vehicle through which the Adviser and its affiliates, implement certain asset allocation strategies on behalf of their investment advisory clients.

The Adviser has recommended that The Core Fixed Income Portfolio (the “Portfolio”) (formerly The Fixed Income II Portfolio) add to the team of investment management firms (sometimes referred to in this Proxy Statement as “Specialist Managers”) that currently provide day-to-day portfolio management services to the Portfolio. The investment advisory organizations recommended by the Adviser are Mellon Capital Management Corporation (“Mellon Capital”) and Seix Investment Advisors LLC (“Seix”). The Trust’s Board of Trustees (“Board”) has, subject to the approval of the shareholders of the Portfolio, approved the Adviser’s recommendations with respect to both Mellon Capital and Seix. Information about these organizations is set forth in the “Proposed Specialist Managers Guide” at Appendix A to the Proxy Statement.

This Proxy Statement is designed to obtain the shareholder approval required by the Investment Company Act of 1940 (the “Investment Company Act”). Please note that this Proxy Statement includes two separate proposals. While we encourage you to read the Proxy Statement thoroughly, we have prepared the following “Q&A” to assist you in understanding the proposals described in the Proxy Statement.1

Both the Adviser and the Trust’s Board of Trustees recommend that shareholders of the Portfolio vote “FOR” each of the proposals.

Q.	WHY ARE NEW PORTFOLIO MANAGEMENT AGREEMENTS BEING PROPOSED FOR THE CORE FIXED INCOME PORTFOLIO AT THIS TIME?

A.	Current day-to-day investment decisions for the Portfolio are the responsibility of BlackRock Financial Services, Inc. (“BlackRock” or the “Current Manager”), which manages the entire Portfolio. The Adviser believes that having access to multiple managers, each focusing its efforts on a distinct segment of the overall fixed income market, will provide the Portfolio with more specialized management. The Board has approved the engagement of Mellon Capital and Seix to serve as Specialist Managers for the Portfolio and has also approved the terms and conditions of the proposed portfolio management agreements pursuant to which Mellon Capital and Seix, respectively, will provide day-to-day investment decisions for that portion of the assets of the Portfolio as are allocated to the respective portfolio managers from time-to-time.

Q.	WILL THE EXPENSES ASSOCIATED WITH MY INVESTMENT IN THE CORE FIXED INCOME PORTFOLIO INCREASE IF THE PROPOSED MELLON CAPITAL AND SEIX AGREEMENTS ARE IMPLEMENTED?

A.	If the two proposals are approved, the overall advisory fee paid by the Portfolio is expected to decrease. Under the proposed agreement with Mellon Capital, Mellon Capital would be entitled to receive a maximum fee of 0.12% of the assets that may, from time to time, be allocated to it by the Adviser or the Board. Under the proposed agreement with Seix, Seix would be paid based on the consolidated total amount of the assets (“Seix Combined Assets”) managed by it in each of The Core Fixed Income Portfolio and The U.S. Corporate Fixed Income Securities Portfolio of the Trust, for which Seix serves as a Specialist Manager. Seix would be entitled to receive a fee at an annual rate of 0.25% of the first $100 million of the Seix Combined Assets and 0.20% of the Seix Combined Assets exceeding $100 million. The Current Manager is paid at an annual rate of 0.25% for the first $100 million in assets, 0.20% for those assets in excess of $100 million and below $200 million, and 0.175% for those assets in excess of $200 million, although the Board has approved a reduction in this fee if the proposed agreements with Seix and Mellon Capital are approved.

The actual effect of these proposals on the Portfolio’s expenses, however, will depend on the manner in which assets of the Portfolio are allocated among the Specialist Managers. As indicated above, the Adviser recommends that shareholders approve these proposals. In the event that the proposed agreement with Seix is

1 The information provided in the “Q&A” is qualified in its entirety, by the information and disclosures contained in the accompanying Proxy Statement.

approved and the proposed agreement with Mellon Capital is not approved, the overall advisory fee paid by the Portfolio may increase. Tables illustrating the pro forma expenses that shareholders of the Portfolio may be expected to incur in the event that both or either of the proposed agreements is approved and implemented appear in this Proxy Statement at Appendix B.

Q.	IF THE PROPOSED AGREEMENTS WITH MELLON CAPITAL AND SEIX ARE APPROVED BY SHAREHOLDERS, WHEN WILL THEY BECOME EFFECTIVE?

A.	Assuming that both agreements are approved by shareholders of the Portfolio, the agreements will become effective as soon as reasonably practical following the Special Meeting. It is important to note, however, that the affirmative vote of the Portfolio’s shareholders must be obtained with respect to each agreement separately and it is possible that one or both of the agreements will not be approved. In the event that only one proposed agreement is approved by the Portfolio’s shareholders, the Current Manager and the proposed Specialist Manager that is approved will manage the Portfolio and the Adviser and the Board will consider what further steps should be considered in order to achieve the Portfolio’s goals.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
of
THE CORE FIXED INCOME PORTFOLIO
of
HC CAPITAL TRUST
To Be Held on November 30, 2010

TO THE SHAREHOLDERS:

A special meeting (the “Special Meeting”) of shareholders of The Core Fixed Income Portfolio (the “Portfolio”) (formerly The Fixed Income II Portfolio) of HC Capital Trust (the “Trust”) will be held on November 30, 2010, at the Trust’s principal office, located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, at 10:00 a.m.(Eastern Time) for the following purposes:

1. Approval of a portfolio management agreement between the Trust, on behalf of The Core Fixed Income Portfolio, and Mellon Capital Management Corporation, and

2. Approval of a portfolio management agreement between the Trust, on behalf of The Core Fixed Income Portfolio, and Seix Investment Advisors LLC.

Shareholders of the Portfolio will also transact such further business as may properly come before the Special Meeting or any adjournment thereof.

Shareholders of record of the Portfolio at the close of business on October 22, 2010 (the “Record Date”) are entitled to notice of the Special Meeting and any adjournments thereof. If you do not expect to attend the Special Meeting, please fill in, date, sign and return the proxy card in the enclosed envelope, which requires no postage if mailed in the United States (if voting by mail) or vote by telephone or via the Internet in accordance with the instructions on the proxy card. If you attend the Special Meeting, you may vote your shares in person; a vote cast “in person” will revoke a previously submitted proxy card.

It is important that you return your signed proxy promptly so that a quorum may be assured.

BY ORDER OF THE BOARD OF TRUSTEES OF HC CAPITAL TRUST

HC CAPITAL TRUST
Five Tower Bridge, 300 Barr Harbor Drive, Suite 500
West Conshohocken, PA 19428

PROXY STATEMENT

This Proxy Statement and the enclosed proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of the HC Capital Trust (the “Trust”) with respect to The Core Fixed Income Portfolio (the “Portfolio”) (formerly The Fixed Income II Portfolio). Proxies so solicited are intended for use at a special meeting of shareholders of the Portfolio or any adjournment of that meeting (the “Special Meeting”). The Special Meeting will be held at 10:00 a.m. (Eastern Time) on November 30, 2010 at the principal office of HC Capital Solutions (the “Adviser”) located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, for the purposes set forth in the accompanying Notice of Meeting. Further information about these matters is set forth in this Proxy Statement.

It is anticipated that this Proxy Statement, the accompanying Notice of Special Meeting and the enclosed proxy card will first be mailed to shareholders on or about November 5, 2010. Only shareholders of record of the Portfolio on October 22, 2010 (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting.

The table below summarizes the proposals (“Proposals”) to be presented at the Special Meeting, and indicates the number of shares outstanding (“Record Date Shares”) for the Portfolio as of the Record Date.

Summary of Proposals	Record Date Shares for Affected Portfolio

Proposal 1

Approval of Mellon Capital Management Corporation as a Specialist Manager for The Core Fixed Income Portfolio and related contract	HC Strategic Shares: 35,141,352.591
HC Advisors Shares: 119,530.471
Proposal 2

Approval of Seix Investment Advisors, LLC as a Specialist Manager for The Core Fixed Income Portfolio and related contract	HC Strategic Shares: 35,141,352.591
HC Advisors Shares: 119,530.471

Quorum; Vote Required to Approve Proposals

The presence of the holders of 40% of the shares of the Portfolio as of the Record Date, represented in person or by proxy, shall constitute a quorum for the purpose of conducting the business at the Special Meeting. Approval of each of the Proposals requires the approval of the holders of a “majority of the outstanding voting securities” of the Portfolio. Under the Investment Company Act of 1940, as amended (the “Investment Company Act”), this means the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Portfolio’s outstanding voting securities. Persons and groups known by management to beneficially own 5% or more of the Record Date Shares of the Portfolio are listed in this Proxy Statement under the heading “Additional Information.”

If the accompanying proxy is executed properly and returned (if voting by mail) or voted in accordance with the telephone or Internet voting procedures described in the proxy, shares represented by such proxy will be voted at the Special Meeting in accordance with the instructions on the proxy. The Board recommends a vote “FOR” the approval of each proposed portfolio management agreement. If a signed proxy card is returned, but no instructions are specified, shares will be voted “FOR” approval of the Proposals, and according to the best judgment of the proxy holders on all other matters. Costs associated with the solicitation of proxies will be borne by the Trust. Officers of the Adviser may assist in the solicitation without separate compensation. If the votes required to approve the Proposals are not received, the persons named as proxies on the accompanying proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. When voting on any proposed adjournment, the persons named as proxies on the enclosed proxy will vote in favor of the proposed adjournment unless otherwise directed. A shareholder can revoke a proxy prior to its use by appearing at the Special Meeting and voting in person, by giving written notice of such revocation to the Trust or by returning a subsequently dated proxy to the Trust.

Copies of the Trust’s Annual Report to Shareholders, dated June 30, 2010, have been previously delivered to shareholders of the Trust. Shareholders of the Trust may obtain additional copies of this report without charge by writing to the Trust at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428 or by calling toll free 1-800-242-9596.

INTRODUCTION AND BACKGROUND

The Trust is registered under the Investment Company Act as an open-end management investment company. The Trust is designed to operate in a “multi-manager” or “manager of managers” format and as a vehicle through which the Adviser and/or its affiliates implement asset allocation strategies on behalf of their investment advisory clients. Under the multi-manager structure, day-to-day portfolio management services and investment decisions are provided to each of the Trust’s investment portfolios by one or more independent investment advisory firms (each, a “Specialist Manager”). The Adviser serves as the Trust’s primary investment adviser and is responsible for supervising and monitoring the Specialist Managers that serve the Trust’s various portfolios. The Trust’s Board of Trustees (the “Board”) is responsible for the overall supervision and management of the business and affairs of the Trust.

Currently, day-to-day investment decisions for The Core Fixed Income Portfolio (the “Portfolio”) (formerly The Fixed Income II Portfolio) are the responsibility of BlackRock Financial Services, Inc. (“BlackRock” or the “Current Manager”). The Adviser has determined that it would be appropriate to engage two additional managers to serve the Portfolio. The Adviser believes that this approach will provide the Portfolio with more specialized management and will allow the Portfolio to more effectively access different segments of the fixed income universe at any given time, subject to the authority of the Adviser and the Board to allocate assets to Specialist Managers or change their investment mandates.

These changes are being made as part of a change in the overall investment strategy employed in managing fixed income assets in the Fund. Previously the Fund sought to achieve its investment objective by appointing one or more Specialist Managers with core, fixed income assignments that included, but were not limited to, government, credit, and mortgage backed securities. Under the new strategy Specialist Managers will be appointed that have specific, separate, sector mandates to each of government securities, credit securities, and mortgage backed securities as defined in the guidelines for each Specialist Manager. HC Capital Solutions as investment advisor to the Trust will be responsible for determining and managing the allocations to each of these managers to achieve the investment objectives of the fund.

As part of the strategy changes, the guidelines for the current account managed by Blackrock will be changed such that Blackrock will now be responsible for managing a portfolio that is designed to provide performance and portfolio characteristics that are generally in-line with the Barclay’s Capital Securitized Index of mortgage and asset backed securities.

Accordingly, in October 2010, the Adviser recommended to the Board that Mellon Capital Management Corporation (“Mellon Capital”) and Seix Investment Advisors LLC (“Seix”), respectively, be engaged as a Specialist Managers for the Portfolio. Additional information about Mellon Capital and Seix is set forth in the “Proposed Specialist Manager Guide” at Appendix A to this Proxy Statement.

The Trust’s Board, including a majority of those trustees who are not “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”), approved the Adviser’s recommendations, as well as proposed portfolio management agreements (“Proposed Agreements”) relating to the Portfolio, as applicable, at its meeting held on October 21, 2010. In approving the Proposed Agreements, the Board noted that implementation of both Proposed Agreements would likely decrease the overall advisory fees paid by the Portfolio, but that the actual effect of these proposals on the Portfolio’s expenses would depend on the manner in which assets of the Portfolio are allocated among the Specialist Managers. In the event that the Proposed Agreement with Seix is approved and the Proposed Agreement with Mellon Capital is not approved, the overall advisory fee paid by the Portfolio may increase. Except for terms relating to fees, the operative terms and conditions of the Proposed Agreements are substantially the same as the terms and conditions of agreements with other Specialist Managers.

In connection with deliberations relating to the Adviser’s recommendations, the Board requested and received a range of information from each of Mellon Capital and Seix about their respective business operations, financial position, cost and/or profitability, other accounts and related information. The Board and the Independent Trustees also received information from the Adviser, including the Adviser’s overall evaluation of Mellon Capital and Seix, the investment style that the Adviser expects each organization to bring to their respective assignments and the

Adviser’s expectations for the Portfolio and the asset class it represents. During the course of its deliberations, the Board was provided with publicly available information assembled by a third-party service provider about the performance and fee structures of funds similar to the Portfolio managed by other investment advisers (the “peer group”) and with information from Mellon Capital and Seix regarding the fee structures of their similarly-managed accounts. While the Board found this information useful as an indication of the range of fees and services in the peer group and among similarly-managed accounts of the proposed managers, the Board did not specifically rely upon such comparisons, but based its findings primarily on the specific facts and circumstances of the Portfolio and the Trust as a whole.

The Board concluded that the engagement of Mellon Capital and Seix would be appropriate and that approval of the Proposed Agreements was in the best interests of shareholders of the Portfolio. In reaching this conclusion, the Board considered it of importance that, like all of the portfolios of the Trust, the Portfolio is designed to act as a vehicle through which the Adviser and/or is affiliates implement asset allocation strategies on behalf of their investment advisory clients and the fact that shares of the Portfolio are generally available only to such clients and to financial intermediaries that have entered into, and maintain, a client agreement with the Adviser and/or its affiliates.

The Board also had before it information to the effect that Mellon Capital and Seix would be responsible only for the day-to-day investment decisions for that portion of the assets of the Portfolio allocated to them. Moreover, the Board was informed that neither Mellon Capital nor Seix would participate in the administration or distribution of shares of the any Trust portfolio and would receive limited, if any, benefit from their association with the Portfolio or the Trust other than investment advisory fees received. The Board reviewed the portfolio management services expected to be provided by Mellon Capital and Seix, respectively, referencing the expected investment style, the experience of the personnel expected to be assigned to the Portfolio and the past performance of these organizations including, as applicable, peer group comparisons and comparisons with such advisers’ other similarly-managed accounts.

The Board also determined that the compensation to which Mellon Capital and Seix would be entitled under the Proposed Agreements was reasonable. In reaching this conclusion, the Board had before it certain information with respect to the costs incurred by each of these organizations, information relating to their projected profitability, and the fees charged by these organizations to other investment company and institutional clients with investment objectives similar to the Portfolio. The Board did not specifically rely on such information, however, but instead gave substantial weight to information demonstrating that the fee rates established in the Proposed Agreements had been determined as a result of arms-length negotiations conducted by officers of the Trust and the Adviser. The Board also recognized that the overall levels of advisory fees experienced by the Portfolio would depend upon the manner in which the assets of the Portfolio are allocated among its Specialist Managers.

Subject to the approval of the shareholders of the Portfolio, the Board approved the Proposed Agreements with Mellon Capital and Seix. Each such new agreement will become effective as soon as reasonably practical following its approval by such shareholders at the Special Meeting. If one or more of the agreements is not approved at the Special Meeting, the Portfolio will continue to be managed by the Current Manager. The fact that one of the Proposed Agreements is not approved, however, will not affect the implementation of an agreement that is approved at the Special Meeting.

PROPOSAL 1:	Approval of a portfolio management agreement between the Trust, on behalf of The Core Fixed Income Portfolio, and Mellon Capital Management Corporation.

Day-to-day investment decisions for the Portfolio are currently the responsibility of one investment advisory organization: BlackRock Financial Management, Inc. (“BlackRock”). BlackRock currently manages a portfolio covering the full range of fixed income securities.

During the course of carrying out its responsibilities, the Adviser concluded that the Portfolio would benefit from adding access to a manager that would concentrate its efforts on U.S. government fixed income securities. The Proposed Agreement with Mellon Capital was approved, subject to the approval of the shareholders of Portfolio, by the Trust’s Board at a meeting of the Board held on October 21, 2010.

It should be noted that if the Proposed Agreement with Mellon Capital is implemented, the Portfolio’s overall investment advisory fees are likely to decrease with or without the other proposed addition to the Portfolio set forth in Proposal 2 of this Proxy Statement, although the extent of any such decrease will depend on the manner in which the Portfolio’s assets are allocated among the Specialist Managers.

If approved by shareholders, the Proposed Agreement will remain in effect in accordance with its term for two years, and will continue in effect from year to year thereafter so long as it is approved annually by the Trust’s Board. A copy of the Proposed Agreement with Mellon Capital appears in this Proxy Statement as Exhibit A (Proposed Agreement between the Trust and Mellon Capital relating to The Core Fixed Income Portfolio). Information about Mellon Capital is set forth in the Proposed Specialist Managers Guide at Appendix A to the Proxy Statement.

     THE BOARD OF TRUSTEES RECOMMENDS SHAREHOLDERS OF THE CORE FIXED
INCOME PORTFOLIO VOTE “FOR” PROPOSAL 1

Factors Considered by the Board

The Board, including a majority of the Independent Trustees, has considered and approved, subject to the approval of the shareholders of the Portfolio, the Proposed Agreement with Mellon Capital relating to The Core Fixed Income Portfolio. In connection with the Board’s deliberations, the Board considered several factors. In addition, the Board requested and received detailed information from Mellon Capital about its business and operations.

In concluding that approval of the Proposed Agreement was in the best interests of the Portfolio and consistent with the expectations of shareholders, the Board gave substantial weight to the Adviser’s assessment of the structure of the Portfolio, the role of the Current Manager of the Portfolio, and the potential benefits of engaging Mellon Capital to manage a portion of the Portfolio’s assets.

The Board also considered information provided to it by the Adviser and Mellon Capital with respect to the nature and quality of the services to be provided by Mellon Capital, its performance record in managing investment accounts similar to the Portfolio, its commitment to maintaining a consistent investment strategy, the size and depth of the organization and other factors. The Board also considered the specific terms of the Proposed Agreement, including fees payable to Mellon Capital.

In summary, the Board concluded that the implementation of the Proposed Agreement with Mellon Capital would be in the best interests of the Trust and the shareholders of the Portfolio. During the course of its deliberations, and as indicated above, the Board considered recommendations made by the Adviser as well as information provided to it relating to Mellon Capital’s management style and past performance record. Specifically, in considering the nature and quality (including performance) of the services expected to be provided by Mellon Capital, the Board had before it information that it received from the Adviser and Mellon Capital with respect to Mellon Capital’s commitment to implementing a consistent investment program, the performance achieved for other clients (including mutual funds) in the past, and information relating to its compliance programs and back office systems. The Board also considered a range of information with respect to the experience and professional backgrounds of the members of the proposed portfolio management team. In concluding that the services to be provided by Mellon Capital were reasonably likely to benefit the Portfolio, the Board did not rely upon any single factor, but gave substantial weight to the Adviser’s recommendations and its view with respect to the ability of Mellon Capital to carry out the investment policies it will be asked to implement.

The Board also determined that the rate at which Mellon Capital would be compensated for its services under the Proposed Agreement was reasonable. In reaching this conclusion, the Board was informed with respect to, among other relevant factors, comparative fee information, including information regarding both peer group fees and fees charged by Mellon Capital to its other clients. The Board did not specifically rely upon such comparisons, but gave substantial weight to the fact that the rate at which Mellon Capital was to be compensated was determined as a result of arms-length negotiations conducted by the officers of the Trust and the Adviser.

Information About the Proposed Agreement with Mellon Capital Relating to The Core Fixed Income Portfolio

The Proposed Agreement requires the named service provider to (i) provide a continuous investment program for that portion of the Portfolio’s assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of 1940 Act. The Proposed Agreement also provides: that the service provider will not be liable to the Trust for any loss sustained by the Trust unless such loss is caused by the service provider’s willful misfeasance, reckless disregard of duty, bad faith or gross negligence; for termination of the agreement by the Trust or by the service provider upon sixty days’ written notice; and termination in the event of an “assignment” as defined in the 1940 Act. Under the terms of the Proposed Agreement, Mellon Capital will be paid a fee of 0.12% of the average daily net assets of the Portfolio allocated to it by the Adviser or the Board. For more information on the fees and expenses of the Portfolio, see the pro-forma fee and expense tables in Appendix B.

With respect to duration and termination, the Proposed Agreement provides that it shall continue in effect for a period of two years from the date on which it becomes effective. The Proposed Agreement will remain in effect thereafter from year to year for so long as its continuance is specifically approved, at least annually, by (i) a majority of the Board or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust’s Independent Trustees.

If Proposal 1 is approved, the Proposed Agreement will become effective as soon as reasonably practical following the Special Meeting. In the event that the Proposed Agreement is not approved by the Portfolio’s shareholders, the Current Manager, and if Proposal 2 is approved, Seix, will manage the Portfolio.

PROPOSAL 2:	Approval of Proposed Portfolio Management Agreement between the Trust, on behalf of The Core Fixed Income Portfolio, and Seix Investment Advisors LLC

Day-to-day investment decisions for The Core Fixed Income Portfolio are currently the responsibility of one investment advisory organization: BlackRock. BlackRock currently manages a portfolio covering the full range of fixed income securities.

During the course of carrying out its responsibilities, the Adviser concluded that the Portfolio would benefit from adding access to a manager that would concentrate its efforts on U.S. corporate fixed income securities. The Proposed Agreement with Seix was approved, subject to the approval of the shareholders of Portfolio, by the Trust’s Board at a meeting of the Board held on October 21, 2010.

It should be noted that if the Proposed Agreement with Seix is implemented, the Portfolio’s overall investment advisory fees are likely to decrease with the other proposed addition to the Portfolio set forth in Proposal 1 of this Proxy Statement, although the extent of any such decrease will depend on the manner in which the Portfolio’s assets are allocated among the Specialist Managers. In the event that the Proposed Agreement with Seix is approved and the Proposed Agreement with Mellon Capital is not approved, the overall advisory fee paid by the Portfolio may increase.

If approved by shareholders, the Proposed Agreement will remain in effect in accordance with its term for two years, and will continue in effect from year to year thereafter so long as it is approved annually by the Trust’s Board. A copy of the Proposed Agreement with Seix appears in this Proxy Statement as Exhibit B (Proposed Agreement between the Trust and Seix relating to The Core Fixed Income Portfolio). Information about Seix is set forth in the Proposed Specialist Managers Guide at Appendix A to the Proxy Statement.

     THE BOARD OF TRUSTEES RECOMMENDS SHAREHOLDERS OF THE CORE FIXED INCOME PORTFOLIO VOTE “FOR” PROPOSAL 2

Factors Considered by the Board

The Board, including a majority of the Independent Trustees, has considered and approved, subject to the approval of the shareholders of the Portfolio, the Proposed Agreement with Seix relating to The Core Fixed Income

Portfolio. In connection with the Board’s deliberations, the Board considered several factors. In addition, the Board requested and received detailed information from Seix about its business and operations.

In concluding that approval of the Proposed Agreement was in the best interests of the Portfolio and consistent with the expectations of shareholders, the Board gave substantial weight to the Adviser’s assessment of the structure of the Portfolio, the role of the Current Manager of the Portfolio, and the potential benefits of engaging Seix to manage a portion of the Portfolio’s assets.

The Board also considered information provided to it by the Adviser and Seix with respect to the nature and quality of the services to be provided by Seix, its performance record in managing investment accounts similar to the Portfolio, its commitment to maintaining a consistent investment strategy, the size and depth of the organization and other factors. The Board also considered the specific terms of the Proposed Agreement, including fees payable to Seix.

In summary, the Board concluded that the implementation of the Proposed Agreement with Seix would be in the best interests of the Trust and the shareholders of the Portfolio. During the course of its deliberations, and as indicated above, the Board considered recommendations made by the Adviser as well as information provided to it relating to Seix’s management style and past performance record. Specifically, in considering the nature and quality (including performance) of the services expected to be provided by Seix, the Board had before it information that it received from the Adviser and Seix with respect to Seix’s commitment to implementing a consistent investment program, the performance achieved for other clients (including mutual funds) in the past, and information relating to its compliance programs and back office systems. The Board also considered a range of information with respect to the experience and professional backgrounds of the members of the proposed portfolio management team. In concluding that the services to be provided by Seix were reasonably likely to benefit the Portfolio, the Board did not rely upon any single factor, but gave substantial weight to the Adviser’s recommendations and its view with respect to the ability of Seix to carry out the investment policies it will be asked to implement.

The Board also determined that the rate at which Seix would be compensated for its services under the Proposed Agreement was reasonable. In reaching this conclusion, the Board was informed with respect to, among other relevant factors, comparative fee information, including information regarding both peer group fees and fees charged by Seix to its other clients. The Board did not specifically rely upon such comparisons, but gave substantial weight to the fact that the rate at which Seix was to be compensated was determined as a result of arms-length negotiations conducted by the officers of the Trust and the Adviser.

Information About the Proposed Agreement with Seix Relating to The Core Fixed Income Portfolio

The Proposed Agreement requires the named service provider to (i) provide a continuous investment program for that portion of the Portfolio’s assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of 1940 Act. The Proposed Agreement also provides: that the service provider will not be liable to the Trust for any loss sustained by the Trust unless such loss is caused by the service provider’s willful misfeasance, reckless disregard of duty, bad faith or gross negligence; for termination of the agreement by the Trust upon sixty days’ written notice or by the service provider upon thirty days’ written notice; and termination in the event of an “assignment” as defined in the 1940 Act. Under the terms of the Proposed Agreement, Seix will be paid a fee based on the consolidated total amount of the assets (“Seix Combined Assets”) managed by it in each of The Core Fixed Income Portfolio and The U.S. Corporate Fixed Income Securities Portfolio of the Trust, for which Seix serves as a Specialist Manager. Seix would be entitled to receive a fee at an annual rate of 0.25% of the first $100 million of the Seix Combined Assets and 0.20% of the Seix Combined Assets exceeding $100 million. For more information on the fees and expenses of the Portfolio, see the pro-forma fee and expense tables in Appendix B.

With respect to duration and termination, the Proposed Agreement provides that it shall continue in effect for a period of two years from the date on which it becomes effective. The Proposed Agreement will remain in effect thereafter from year to year for so long as its continuance is specifically approved, at least annually, by (i) a majority of the Board or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust’s Independent Trustees.

If Proposal 2 is approved, the Proposed Agreement will become effective as soon as reasonably practical following the Special Meeting. In the event that the Proposed Agreement is not approved by the Portfolio’s shareholders, the Current Manager, and if Proposal 1 is approved, Mellon Capital, will manage the Portfolio.

Management of the Trust

Information about HC Capital Solutions.  Under the terms of separate discretionary investment advisory agreements with the Trust relating to the Portfolios (“HC Agreements”), the Adviser continuously monitors the performance of various investment management organizations, including the several Specialist Managers retained by the Trust and generally oversees the services provided to the Trust by its administrator, custodian and other service providers. Each of the HC Agreements also authorizes HC Capital Solutions to allocate and reallocate assets among Specialist Managers in multi-manager portfolios of the Trust from time to time without additional authorization of the Trust’s Board. In addition, the HC Agreements provide that HC Capital Solutions will make its officers available to serve as officers and/or Trustees of the Trust, and maintain office space sufficient for the Trust’s principal office. For its services under the HC Agreements, HC Capital Solutions is entitled to receive an annual fee of .05% of each Portfolio’s average net assets. For the fiscal year ended June 30, 2010, HC Capital Solutions received advisory fees from The Core Fixed Income Portfolio in the amount of $178,000.

The Adviser is a separate operating division of Hirtle Callaghan & Co., LLC (“Hirtle Callaghan”) which is a registered investment adviser under the Investment Advisers Act. Its principal offices are located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428. As of August 31, 2010, the Adviser and its affiliates had assets under management of approximately $18.2 billion. The Adviser is controlled by Jonathan Hirtle. Robert J. Zion, a principal of Hirtle Callaghan, serves on the Trust’s Board and also serves as Vice President and Treasurer of the Trust. The current HC Agreements were last approved by the Trust’s Board (including a majority of the Trust’s Independent Trustees) at a meeting of the Board held on March 10, 2010.

Information about the Current Manager.  BlackRock Financial Management, Inc. currently serves as Specialist Manager for the Portfolio. BlackRock, which has managed fixed income assets since 1988 and is a registered investment adviser, is headquartered at 55 East 52nd Street, New York, NY, 10055. For its services to the Portfolio, BlackRock currently receives a fee, based on the average daily net asset value of the Portfolio’s assets, at an annual rate of 0.25% for the first $100 million in such assets, 0.20% for those assets in excess of $100 million and below $200 million, and 0.175% for those assets in excess of $200 million. During the fiscal year ended June 30, 2010 BlackRock received a fee of 0.20% of the average daily net assets of that portion of the Portfolio allocated to it. If the Proposed Agreements with Mellon Capital and Seix are approved, and upon the effectiveness of those agreements, BlackRock’s fee for its services to the Portfolio will be reduced. BlackRock’s fee would be based on the consolidated total amount of the assets (“BlackRock Combined Assets”) managed by it in each of The Core Fixed Income Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio of the Trust, for which BlackRock also serves as a Specialist Manager. BlackRock would be entitled to receive a fee at an annual rate of 0.175% of the first $200 million of the BlackRock Combined Assets and 0.15% of the BlackRock Combined Assets exceeding $200 million. As of June 30, 2010, BlackRock, together with its asset management affiliates, managed total assets of approximately $3.151 trillion.

The portfolio management team is led by a team of investment professionals at BlackRock. Brian Weinstein and Matthew Marra are currently jointly and primarily responsible for making day-to-day investment decisions with respect to the Portfolio. Mr. Weinstein has been a Managing Director of BlackRock since 2008 and Mr. Marra has been a Managing Director of BlackRock since 2006 and co-manager of the Portfolio since 2008. Mr. Weinstein is a portfolio manager in the Multi-Sector & Mortgages Group within BlackRock Fundamental Fixed Income. He is head of Institutional Multi-Sector Portfolios and also head of BlackRock’s inflation-linked strategies. Prior to assuming his current role in 2010, he was most recently co-head of the Global Bond team. Since 2002, Mr. Weinstein has spent much of his time at BlackRock focused on the rates sectors. In 2004, he was appointed to lead the inflation-linked bond business. He joined BlackRock in 2000 as an Analyst in the Portfolio Analytics Group and became a portfolio manager in 2002. Mr. Marra is a portfolio manager in the Multi-Sector & Mortgages Group within BlackRock Fundamental Fixed Income. He is Deputy Head of Retail and Mutual Fund Products and co-head of Mutual Fund Multi-Sector Portfolios. Mr. Marra joined BlackRock’s fixed income team in 1997. He began his career at BlackRock in 1995 as an analyst in the Portfolio Analytics Group.

BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock, Inc. is independent in ownership and governance, with no single majority stockholder and a majority of independent directors. Bank of America Corporation owns approximately 34% of BlackRock, The PNC Financial Services Group owns approximately 24%, Barclays Bank PLC owns approximately 20%, and institutional investors, employees and the public own approximately 22% (NYSE:BLK).

Administration and Related Services.  Citi Fund Services Ohio, Inc. and certain of its affiliated companies (collectively, “Citi”) currently provide administration, transfer agency and accounting services to the Trust pursuant to the terms of separate agreements between Citi and the Trust. Citi is located at 3435 Stelzer Road, Columbus, Ohio 43219.

Distribution Services.  Unified Financial Securities, Inc. (“Unified”) serves as the Trust’s principal underwriter pursuant to an agreement approved by the Board on March 10, 2009. Unified is a wholly-owned subsidiary of Huntington Bancshares, Inc. Because shares of the Trust’s Portfolios are available only to clients of the Adviser and financial intermediaries that have established a relationship with the Adviser, the services to be provided by Unified are limited. Unified will receive an annual fee of $10,000 for performing the services listed under its agreement. The offices of the principal underwriter are located at 2960 North Meridien St., Suite 300, Indianapolis, IN, 46208.

General Matters Under Delaware Law

As a Delaware Statutory Trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The 1940 Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board’s selection of the Trust’s registered independent public accounting firm. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communication in such matters. Although the Trust does not anticipate that an annual meeting will be held, shareholders may submit proposals that will be considered for submission to shareholders at such meeting. In the event that an annual meeting is held, any such proposal must be received at least 120 days before proxy statements prepared in connection with such a meeting are forwarded to shareholders.

Additional Information

The Trust is not aware of any shareholders who hold beneficially 5% or more of shares of the Portfolio as of the Record Date. The Adviser may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of the Trust’s portfolios, with respect to which shares the Adviser disclaims beneficial ownership. The trustees and officers of the Trust, as a group, own less than 1% of the outstanding shares of each Portfolio.

Abstentions and Broker Non-Votes

A properly executed and returned proxy, or a proxy voted in accordance with the telephone or Internet voting procedures described in the proxy, marked with an abstention will be considered present at the Special Meeting of shareholders for the purpose of determining the existence of a quorum. If any proxy received by the Trust that withholds authority to vote represents a “broker non-vote,” shares represented by such proxy will not be counted for purposes of determining whether or not a quorum is present at the Special Meeting of shareholders and will not be deemed “votes cast” with respect to any matter with respect to which authority to vote is withheld. Abstentions and broker non-votes will thus not constitute a vote “for” or “against” any matter, but will have the same effect as a negative vote with respect to matters that require the approval of a requisite percentage of the outstanding shares of the Portfolio. As used in this Proxy Statement, “broker non-vote” means a proxy, executed, or otherwise voted by telephone or Internet in accordance with the proxy, by a broker or other nominee, indicating that the nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power.

By Order of the Board of Trustees

Dated: November 1, 2010

APPENDIX A

Proposed Specialist Managers Guide
The following provides additional information about Mellon Capital and Seix.

Information About Mellon Capital

If the Proposed Agreement with Mellon Capital Management Corporation (“Mellon Capital”) is approved by shareholders, Mellon Capital will become an additional investment management firm serving The Core Fixed Income Portfolio (the “Portfolio”) (formerly The Fixed Income II Portfolio). Consistent with the investment objectives and policies of the Portfolio, Mellon Capital will manage a portfolio of U.S. government fixed income securities for the Portfolio.

Mellon Capital is an investment adviser registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”). Under the terms of the Proposed Agreement with Mellon Capital, the advisory fees paid to Mellon Capital will be based on the total amount of Portfolio assets managed by Mellon Capital. Mellon Capital will be paid a fee of 0.12% of the average daily net assets of the portion of the Portfolio allocated to it by the Adviser or the Board.

Day-to-day investment decisions for that portion of the Portfolio allocated to Mellon Capital are expected to be the responsibility of David C. Kwan, CFA and Lisa M. O’Connor, CFA. Mr. Kwan is a Managing Director, Fixed Income Management of Mellon Capital with 20 years of investment experience at the firm. He earned both a B.S. and an M.B.A. at the University of California at Berkeley. Ms. O’Connor is also a Managing Director, Fixed Income, of Mellon Capital with 11 years of investment experience with the firm. She earned her M.B.A. from the University of California at Berkeley in 2002.

Mellon Capital, which was organized as a Delaware corporation in 1983, is headquartered at 50 Freemont Street, San Francisco, CA 94105. Mellon Capital is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”). As of June 30, 2010, Mellon Capital had assets under management totaling approximately $170.6 billion, which includes overlay strategies.

The name and principal occupation of the principal executive officers and each director of Mellon Capital, are as follows:

Name	Principal Occupation

Charles J Jacklin	President, CEO & Director
Thomas F Loeb	Chairman & Director
William L Fouse	Director
John S Cone	Director
Thomas B Hazuka	Director
Philip N Maisano	Director
William R Rydell	Director
Scott E Wennerholm	Director
Mitchell E Harris	Director
David T Jiang	Executive Vice President
Oliver E Buckley	EVP & CIO Active Equity Strategies
Michael Ho	EVP & Chief Investment Officer
Vikas Oswal	EVP & Chief Investment Strategist
Kames R Tufts	EVP & Head of Client Service, Sales & Marketing
Gabriela F Parcella	EVP& Chief Operating Officer

Mellon Capital does not manage any other registered investment companies using the same or similar strategies as will be used in the Portfolio.

Information About Seix

If the Proposed Agreement with Seix Investment Advisors LLC (“Seix”) is approved by shareholders, Seix will become an additional investment management firm serving the Portfolio. With respect to Portfolio, and consistent with the investment objectives and policies of the Affected Portfolios, Seix will manage a portfolio of U.S. corporate fixed income securities for the Portfolio.

Seix is an investment adviser registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act. Seix, a wholly-owned subsidiary of RidgeWorth Capital Management, Inc. (“RidgeWorth”) began operating as a separate SEC registered investment adviser in March 2008. Its predecessor, Seix Investment Advisors, Inc. was founded in 1992 and was independently-owned until 2004 when the firm joined Trusco Capital Management, Inc. (n/k/a RidgeWorth) as its fixed income investment management division. RidgeWorth is a wholly-owned subsidiary of SunTrust Banks, Inc. Seix is headquartered at 10 Mountainview Road, Suite C-200, Upper Saddle River, NJ, 07458. As of June 30, 2010, Seix managed assets of $24.7 billion, of which approximately $6.8 billion represented assets of mutual funds.

Under the terms of the Proposed Agreement, Seix will be paid a fee based on the consolidated total amount of the assets (“Seix Combined Assets”) managed by it in each of The Core Fixed Income Portfolio and The U.S. Corporate Fixed Income Securities Portfolio of the Trust, for which Seix serves as a Specialist Manager. Seix would be entitled to receive a fee at an annual rate of 0.25% of the first $100 million of the Seix Combined Assets and 0.20% of the Seix Combined Assets exceeding $100 million.

Day-to-day investment decisions for Portfolio are expected to be the responsibility of James F. Keegan, Chief Investment Officer, Chief Executive Officer and Head of the Investment Grade Group, and Adrien Webb, CFA, Managing Director and Senior Portfolio Manager. Mr. Keegan has been Chief Investment Officer and Head of the Investment Grade Group since March 2008, when he joined Seix. Mr. Keegan became Chief Executive Officer of Seix in July 2010. Before joining Seix, Mr. Keegan was a Senior Vice President at American Century Investments. Mr. Webb has been with Seix and its predecessor firms since 2000. Before joining Seix Investment Advisors LLC, Mr. Webb was a Vice President and Portfolio Manager at Conning Asset Management. As of June 30, 2010, Seix managed assets of $24.7 billion, of which approximately $6.8 billion represented assets of mutual funds.

The name and principal occupation of the principal executive officers and each director of Seix are as follows:

Name	Principal Occupation

James E. Keegan	Chief Executive Office and Chief Investment Officer of Seix
Michael McEachern	President and Head of High Yield Group at Seix
George M. Way	Chief Operating Officer and Chief Financial Officer of Seix
Samuel J. Zona	Director of Client Service and Marketing at Seix
Deirdre A. Dillon	Counsel and Chief Compliance Officer of Seix

The following table sets forth certain information about other registered investment companies managed by Seix using the same or similar strategies as will be used in the Portfolio.

Name of Fund	Assets as of 6/30/2010	Seix Advisory Fee

RidgeWorth Corporate Bond Fund (STICX)	$178,400,000	0.40%

APPENDIX B

Pro Forma Fee and Expense Table: The Core Fixed Income Portfolio
 Pro Forma Allocations if Proposed Agreement with Mellon Capital Management Corporation and Seix Investment Advisors, LLC is Approved

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of the Portfolio. Each is designed to correspond with the tables relating to the Portfolio that appear in the prospectus for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

The following tables provide data concerning the Portfolio’s current management fees and expenses as a percentage of average net assets for the period ended June 30, 2010, as well as fees and expenses that would have been incurred if the Proposed Agreements had been in effect during the Portfolio’s fiscal year ended June 30, 2010. The net assets of the Portfolio as of June 30, 2010 were approximately $356.06 million.

HC Strategic Shares:

		Fees if
		Proposed	Fees if Only
		Mellon Capital	Proposed	Fees if Only
		and Seix	Mellon Capital	Proposed Seix
	Fees Under Current	Agreements are	Agreement is	Agreement is
	Agreements	Both Approved[1]	Approved[2]	Approved[3]

Management Fees*	0.25%	0.22%	0.24%	0.29%
Other Expenses**	0.09%	0.09%	0.09%	0.09%
Total Portfolio Operating Expenses	0.34%	0.31%	0.33%	0.38%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions. The Portfolio is currently managed by one Specialist Manager. Since the Portfolio will become a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

**	Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

[1]	The figures shown assume an expected allocation of assets of 20% to BlackRock Financial Management, Inc. (“BlackRock”), 40% Mellon Capital and 40% to Seix.

[2]	The figures shown assume an allocation of assets of 50% to BlackRock and 50% to Mellon Capital.

[3]	The figures shown assume an allocation of assets of 50% to BlackRock and 50% to Seix.

HC Advisors Shares:

		Fees if
		Proposed	Fees if Only
		Mellon Capital	Proposed	Fees if Only
		and Seix	Mellon Capital	Proposed Seix
	Fees Under Current	Agreements are	Agreement is	Agreement is
	Agreements	Both Approved[1]	Approved[2]	Approved[3]

Management Fees*	0.25%	0.22%	0.24%	0.29%
Distribution and/or Service (12b-1) Fees**	0.25%	0.25%	0.25%	0.25%
Other Expenses***	0.09%	0.09%	0.09%	0.09%
Total Portfolio Operating Expenses	0.59%	0.56%	0.58%	0.63%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to HC Capital Solutions. The Portfolio is currently managed by one Specialist Manager. Since the Portfolio will become a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

**	The maximum distribution/service fee payable is 0.25% of the average daily net assets of HC Advisors Shares and the maximum fee has been included in the calculation for Total Annual Portfolio Operating Expenses for each of the Portfolios, although there is no current intention to assess this fee.

***	Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

[1]	The figures shown assume an expected allocation of assets of 20% to BlackRock Financial Management, Inc. (“BlackRock”), 40% Mellon Capital and 40% to Seix.

[2]	The figures shown assume an allocation of assets of 50% to BlackRock and 50% to Mellon Capital.

[3]	The figures shown assume an allocation of assets of 50% to BlackRock and 50% to Seix.

Examples.  The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

HC Strategic Shares:

	Expenses Under	Expenses if Proposed Mellon	Expenses if Only Proposed
	Current	Capital and Seix Agreements	Mellon Capital Agreement is	Expenses if Only Proposed
	Agreements	are Both Approved	Approved	Seix Agreement is Approved

1 year	$35	$32	$34	$39
3 years	$109	$100	$106	$122
5 years	$191	$174	$185	$213
10 years	$431	$393	$418	$480

HC Advisors Shares:

	Expenses Under	Expenses if Proposed Mellon	Expenses if Only Proposed
	Current	Capital and Seix Agreements	Mellon Capital Agreement is	Expenses if Only Seix
	Agreements	are Both Approved	Approved	Agreement is Approved

1 year	$60	$57	$59	$64
3 years	$189	$179	$186	$202
5 years	$329	$313	$324	$351
10 years	$738	$701	$726	$786

EXHIBIT A

PORTFOLIO MANAGEMENT AGREEMENT
For The Core Fixed Income Portfolio

AGREEMENT made this     day of          , 2010, between Mellon Capital Management Corporation, a corporation organized under the laws of California (“Portfolio Manager”), and the HC Capital Trust, a Delaware statutory trust (“Trust”).

WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”) which offers several series of shares of beneficial interests (“shares”) representing interests in separate investment portfolios; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management to that portion of The Core Fixed Income Portfolio of the Trust (“Portfolio”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1. Appointment of Portfolio Manager.  The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Prospectus and Statement of Additional Information (“Registration Statement”) of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws.

2. Duties of Portfolio Manager.  (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio (“Account”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees and/or HC Capital Solutions, the Trust’s investment adviser, has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.

(b) Subject to the general supervision of the Trust’s Board of Trustees, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

(i) advise the Portfolio’s designated custodian bank and administrator or accounting agent on each business day of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

(ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust, and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust’s request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business or comply with its internal recordkeeping policies;

(iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio’s net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement and monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”);

(iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account; and

(v) vote proxies relating to investments held in the Account in accordance with The Bank of New York Mellon’s Proxy Voting policy.

3. Portfolio Transaction and Brokerage.  In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall seek best execution with respect to securities transactions on behalf of the Account. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust’s Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an “affiliated person” of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust’s other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.

4. Expenses and Compensation.  Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee, which fee shall be payable monthly in arrears at the annual rate of 0.12% of the average daily net assets of the Account.

5. Limitation of Liability and Indemnification.  (a) Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust on behalf of the Portfolio, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon: (i) the Portfolio Manager’s current Form ADV; and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined provided that a copy of each SEC Filing is provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust’s registration statement and amendments thereto and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission.

(c) Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon the Portfolio Manager’s current Form ADV or written information furnished by the Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings; provided that a copy of each SEC Filing was provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing.

(d) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which the Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will provide such assistance as the Trust may reasonably request in preparing the defense of such claims (including by way of example making Portfolio Manager’s personnel available for interview by counsel for the Trust, but specifically not including retention or payment of counsel to defend such claims on behalf of the Trust); provided that the Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above and provided that the parties will seek to mutually agree as to the manner in which expenses associated with the provision of such assistance shall be satisfied.

(e) The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing; (iii) the Portfolio Manager was afforded the opportunity to review the statement (or the omission was identified to it) in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to the Portfolio Manager, in writing, by any officer, employee or Trustee of the Trust, or by the Trust’s custodian, administrator, investment adviser or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.

(f) The Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; and (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Portfolio as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio (including, without limitation, any requirements relating to the qualification of the Account as a regulated investment company under Subchapter M of the Code) in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, policies, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio; without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust and any other portfolio manager with respect to the portion of the Portfolio’s assets not allocated to the Portfolio Manager.

6. Permissible Interest.  Subject to and in accordance with the Trust’s Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7. Duration, Termination and Amendments.   This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees (“Independent Trustees”) who are not “interested persons” of the Trust or any investment adviser to the Trust.

This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust’s or the Portfolio’s outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act.

8. Confidentiality; Use of Name.  Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets, provided, however, that this shall not apply in the case of: (i) information that is publicly available; and (ii) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.

It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle Callaghan & Co., LLC (“HCC”)), “HC Capital” and any derivative of either, as well as any logo that is now or shall later become associated with either name (“Marks”) are valuable property of HCC and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCC. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the Mellon Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor.

It is acknowledged and agreed that the name “Mellon Capital Management Corporation” and any portion or derivative thereof, as well as any logo that is now or shall later become associated with the name (“Mellon Marks”), are valuable property of the Portfolio Manager and that the use of the Mellon Marks by the Trust or its agents is permitted only so long as this Agreement is in place.

The provisions of this Section 8 shall survive termination of this Agreement.

9. Representation, Warranties and Agreements of Portfolio Manager.

Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Investment Advisers Act”), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’s consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents that it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio with respect to those services provided pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it make reasonable efforts to respond to the Trust’s reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require and that is within the control of the Portfolio Manager in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.

10. Status of Portfolio Manager.  The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

11. Counterparts and Notice.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:

If to the Trust:

Mr. Robert J. Zion, Vice President & Treasurer
HC Capital Trust
Five Tower Bridge, 300 Barr Harbor Drive, Suite 500
West Conshohocken, PA 19428

If to Portfolio Manager:

Mellon Capital Management Corporation
50 Fremont Street, Suite 3900
San Francisco, CA 94105
Attention: Client Service Manager

12. Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

The Trust acknowledges receipt of Part II of Portfolio Manager’s Form ADV, copies of which have been provided to the Trust’s Board of Trustees.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	Mellon Capital Management Corporation

By:

ATTEST:	HC Capital Trust (on behalf of The Core Fixed Income Portfolio)

By:

EXHIBIT B

PORTFOLIO MANAGEMENT AGREEMENT
For The Core Fixed Income Portfolio

AGREEMENT made this     day of          , 2010, between Seix Investment Advisors, LLC, a limited liability company organized under the laws of Delaware (“Portfolio Manager”) and the HC Capital Trust, a Delaware statutory trust (“Trust”).

WHEREAS, the Trust is registered as an open-end, diversified, management series investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”) which currently offers nine series of beneficial interests (“shares”) representing interests in separate investment portfolios, and may offer additional portfolios in the future; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management for The Core Fixed Income Portfolio of the Trust (“Portfolio”) and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1. Appointment of Portfolio Manager.  The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws.

2. Duties of Portfolio Manager.  (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio (“Account”) that may, from time to time be allocated to it by the Trust’s Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees and/or HC Capital Solutions, the Trust’s investment adviser, have the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.

(b) Subject to the general supervision of the Trust’s Board of Trustees, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

(i) advise the Portfolio’s designated custodian bank and administrator or accounting agent on each business day of each purchase and sale or by the day following trade date, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

(ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid (if any), the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust’s request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;

(iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the daily computation of the Portfolio’s net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement and monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”); and

(iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that it will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.

3. Portfolio Transaction and Brokerage.  In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to execute securities transactions on behalf of the Account in such a manner that the total cost or proceeds in each transaction is the most favorable under the circumstances. Portfolio Manager may, however, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust’s Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an “affiliated person” of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust’s other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list.

4. Expenses and Compensation.  Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive a fee, which fee shall be calculated daily and payable monthly in arrears at the annual rate of 0.25% of the first $100 million of the Combined Assets; and 0.20% on Combined Assets over $100 million.

For purposes of this Section 4, the term “Combined Assets” shall mean the sum of: (a) the net assets in the Account; and (b) the net assets of that portion of The U.S. Corporate Fixed Income Securities Portfolio of the Trust allocated to the Portfolio Manager from time-to-time.

For avoidance of doubt, Trust assets will be valued in accordance with the Trust’s Procedures for Determining Net Asset Value for the Trust.

5. Limitation of Liability and Indemnification.  (a) Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust on behalf of the Portfolio, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon: (i) Portfolio Manager’s current Form ADV; and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined provided that a copy of each SEC Filing is provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust’s registration statement and amendments thereto and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission.

(c) Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon Portfolio Manager’s current Form ADV or written information furnished by Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings; provided that a copy of each SEC Filing was provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing.

(d) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of such claims (including by way of example making personnel available for interview by counsel for the Trust, but specifically not including retention or payment of counsel to defend such claims on behalf of the Trust); provided that Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above.

(e) The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing; (iii) the Portfolio Manager was afforded the opportunity to review the statement (or the omission was identified to it) in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to them, in writing, by any officer, employee or Trustee of the Trust, or by the Trust’s custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.

(f) Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; and (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Portfolio as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio (including, without limitation, any requirements relating to the qualification of the Account as a regulated investment company under Subchapter M of the Code) in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, policies, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio; without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust (or any entity unaffiliated with Portfolio Manager and acting on the Trust’s behalf) and any other portfolio manager with respect to the portion of the Portfolio’s assets not allocated to the Portfolio Manager.

6. Permissible Interest.  Subject to and in accordance with the Trust’s Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7. Duration, Termination and Amendments.  This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees (“Independent Trustees”) who are not “interested persons” of the Trust or any investment adviser to the Trust.

This Agreement may be terminated by the Portfolio Manager at any time and without penalty upon thirty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may be terminated by the Trust at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust’s or the Portfolio’s outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act.

8. Confidentiality; Use of Name.  Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets, provided, however, that this shall not apply in the case of: (i) information that is publicly available; and (ii) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.

It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle Callaghan & Co., LLC (“HCC”)), “HC Capital” and derivatives of each, as well as any logo that is now or shall later become associated with either name (“Marks”) are valuable property of HCC and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCC. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the Seix Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor. The provisions of this Section 8 shall survive termination of this Agreement.

It is acknowledged and agreed that the name “Seix” and any portions or derivatives thereof, as well as any logo that is now or shall later become associated with such name (“Seix Marks”), are valuable property of Seix and that the use of the Seix Marks by the Trust or its agents is permitted only so long as this Agreement is in place.

The provisions of this Section 8 shall survive termination of this Agreement.

9. Representation, Warranties and Agreements of Portfolio Manager.

Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Investment Advisers Act”), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’s consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents that it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio with respect to those services provided pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the personal securities trading of its directors, partners, officers and employees and the policies of Portfolio Manager with regard to such trading. Portfolio Manager agrees that it make reasonable efforts to respond to the Trust’s reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any information concerning Portfolio Manager and its stockholders, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.

10. Status of Portfolio Manager.  The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

11. Service to Other Clients.  It is understood that Portfolio Manager may perform investment advisory services for various clients including related persons, related entities of the Portfolio Manager and various investment companies. The Trust agrees that Portfolio Manager may provide advice and take action with respect to any of its other clients, itself or affiliates that may compete with or differ from the advice given or the timing or nature of action taken with respect to the Account, so long as it is the Portfolio Manager’s policy, to the extent practical, to allocate investment opportunities to the Account over a period of time on a fair and equitable basis relative to other clients, itself and its affiliates. It is understood that Portfolio Manager shall not have any obligation to purchase or sell, or to recommend for purchase or sale, for the account any security or other investment which Portfolio Manager, its principals, affiliates, or employees may purchase or sell for its or their own accounts of for the account of any other client, if in the opinion of Portfolio Manager such transaction or investment appears unsuitable, impractical, or undesirable for the Account. Portfolio Manager may, but is not required to, enter into “batch” trades for multiple clients.

12. Inside Information.  Portfolio Manager shall, as a general rule, seek only to obtain publicly available research material and information. In the event Portfolio Manager does acquire or in some manner possess “material non-public information,” (“MNPI”) (as defined under the Insider trading and Securities Fraud Enforcement Act of 1988) Portfolio Manager acknowledges that it has implemented adequate procedures which may include information sharing restrictions (fire walls) to reasonably seek to assure regulatory compliance. The Trust acknowledges that possession of MNPI may adversely affect the Portfolio Manager’s ability to initiate investing or continue investing in a specific portfolio security.

13. Proxies.  Portfolio Manager will vote the proxies solicited by the issuers of securities in which assets of the Account are managed by Portfolio Manager or held in the Trust’s Account during the related designated investment period.

14. Class Actions.  The Trust and not Portfolio Manager will generally, unless otherwise stipulated by law or written agreement, initiate and pursue all appropriate litigation claims and related filings in connection with the Account. However, Portfolio Manager will upon request and to the extent possible, assist the Trust and Custodian with such actions, but may only do so on behalf of the assets currently managed by the Portfolio Manager. Portfolio Manager will forward to the Trust promptly any materials it receives in this regard.

15. Counterparts and Notice.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by hand or via overnight delivery service as follows:

If to the Trust:

Mr. Robert J. Zion, Vice President & Treasurer
HC Capital Trust
Five Tower Bridge, 300 Barr Harbor Drive, Suite 500
West Conshohocken, PA 19428

If to Seix:

Chief Compliance Officer
Seix Investment Advisors LLC
10 Mountainview Road, Suite C-200
Upper Saddle River, NJ 07458

16. Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

The Trust acknowledges receipt of Part II of Portfolio Manager’s Form ADV, copies of which have been provided to the Trust’s Board of Trustees.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	Seix Investment Advisors LLC

By:
Name: Deirdre A. Dillon
Title: Counsel & Chief Compliance Officer
Date: October , 2010

ATTEST:	HC Capital Trust (on behalf of The Core Fixed Income Portfolio)

By:
Name:
Title:
Date:

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PROXY TABULATOR	PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR
P.O. BOX 9112	PROXY CARD IN THE ENCLOSED ENVELOPE TODAY
FARMINGDALE, NY 11735
To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Go to website www.proxyvote.com

3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.

2)	Call 1 -800-690-6903

3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement.

2)	Check the appropriate boxes on the proxy card below.

3)	Sign and date the proxy card.

4)	Return the proxy card in the envelope provided.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

<XXXXX>1	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

HC CAPITAL TRUST

THE CORE FIXED INCOME PORTFOLIO (FORMERLY, THE FIXED INCOME II PORTFOLIO)

The Board of Directors recommends you vote FOR the following proposals.		For	Against	Abstain

1.	Approval of a portfolio management agreement between the Trust, on behalf of The Core Fixed Income Portfolio (formerly, The Fixed Income II Portfolio), and Mellon Capital Management Corporation, and	☐	☐	☐

2.	Approval of a portfolio management agreement between the Trust, on behalf of The Core Fixed Income Portfolio (formerly, The Fixed Income II Portfolio), and Seix Investment Advisors LLC.	☐	☐	☐

3.	Such other matters as may properly come before the Special Meeting.

Shareholders of the Portfolio will also transact such further business as may properly come before the Special Meeting or any adjournment thereof.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE - NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com

<XXXXX>2
SPECIAL MEETING OF SHAREHOLDERS

OF

THE CORE FIXED INCOME PORTFOLIO

(FORMERLY, THE FIXED INCOME II PORTFOLIO)

OF

HC CAPITAL TRUST

NOVEMBER 30, 2010
The undersigned appoints Donald E. Callaghan, Robert J. Zion and Colette Bull, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Special Meeting of Shareholders of the HC Capital Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of HC Capital Trust, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on Tuesday, November 30, 2010 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given WITH authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.
The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.